Hotchkis and Wiley Funds Hotchkis & Wiley SMID Cap Diversified Value Fund	Ticker: HWSM Exchange: Nasdaq	Summary Prospectus August 28, 2026
Before you invest, you may want to review the Hotchkis & Wiley SMID Cap Diversified Value Fund’s (the “Fund”) Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Fund’s Statement of Additional Information, annual report to shareholders and semi-annual report to shareholders and Form N-CSR, online at https://www.hwcm.com/etfs/hw-smid-cap-diversified-value-fund/. You can also get this information at no cost by calling 1-866-HW-Funds (1-866-493-8637) or by sending an email request to prospectus@hwcm.com. The Fund’s Prospectus is also available from financial intermediaries who are authorized to sell Fund shares. The Fund’s Prospectus and Statement of Additional Information, both dated August 28, 2026, along with the financial statements that will be included in the Fund’s Form N-CSR dated June 30, 2026, are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective. The Fund seeks capital appreciation.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary about whether such a commission may apply to your transaction.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.55%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.55%
(1)The investment advisory agreement between the Trust on behalf of the Fund and Hotchkis & Wiley Capital Management, LLC. utilizes a unitary fee arrangement pursuant to which the Advisor will pay all expenses of the Fund, except Advisor’s management fees, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, litigation expenses, other non-routine or extraordinary expenses, and distribution fees and expenses paid by the Fund under any distribution plan.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$56	$176

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 53% of the average value of its portfolio.

Principal Investment Strategy. The Fund is an actively-managed exchange-traded fund (“ETF”). Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in equity securities of small to mid capitalization companies that meet Hotchkis & Wiley Capital Management, LLC’s (the “Advisor”) definition of value. The equity securities in which the Fund may invest include common and preferred stocks. The Advisor currently considers small and mid cap companies to be those with market capitalizations like those found in the Russell 2000 ® and Russell Midcap ® Indices over the prior twelve months. The market capitalization range of the Indices change constantly, but as of June 30, 2026, the range was from $8 million to $14.2 billion. Market capitalization is measured at the time of initial purchase. The Fund may invest in foreign (non-U.S.) securities. Under normal conditions, the Fund typically will hold equity securities of approximately 150 to 200 different companies.

The Advisor believes value companies to be companies that are undervalued in the marketplace. The Advisor considers traditional and other measures of value, such as (1) whether the company is included in a third-party value benchmark; (2) whether the company falls below the relevant equity market index average for any “value” metric, such as price-to-earnings ratio; price-to-book value ratio; price-to-cash flow ratio; price-to-sales ratio; or enterprise value-to-EBITDA, among others; or (3) the Advisor determines, based on a reasonable, consistently applied investment process, that the company exhibits characteristics commonly associated with value investments, even if it does not satisfy one or more of the specific metrics described above. In making this determination, the Advisor generally considers whether the company’s market price appears to undervalue its intrinsic value, including due to factors such as temporary business or market dislocation, cyclical pressures, or the company being out of favor with investors. For example, the Advisor may determine that a company constitutes a value investment where its current market price is below the Advisor’s assessment of intrinsic value, as derived from a discounted cash flow analysis or comparable company valuation multiples; provided that such determination is supported by fundamental or valuation-based analysis and one or more valuation or financial indicators (which may include, among others, earnings, cash flow, asset values, or comparable company analysis), as applied within the Advisor’s investment process.

The Fund seeks to invest in companies whose future prospects are misunderstood or not fully recognized by the market. The Fund employs a fundamental value investing approach which seeks to exploit market inefficiencies created by irrational investor behavior, such as investment decisions driven by emotions, biases, or cognitive errors. To identify these investment opportunities, the Fund employs a disciplined, bottom-up investment process based on a proprietary model that is augmented

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with internally-generated fundamental research. The Fund seeks broad diversified exposure to these investment opportunities by holding approximately 150 to 200 portfolio securities. With the exception of diversification guidelines, the Fund does not employ pre-determined rules for sales; rather, the Fund evaluates each sell candidate based on the candidate’s specific risk and return characteristics which include: 1) relative valuation; 2) fundamental operating trends; 3) deterioration of fundamentals; 4) portfolio diversification; and 5) strategy parameters. Relative valuation involves selling an investment when a company’s valuation metrics become high relative to comparable companies, the market, or its historical levels. Fundamental operating trends involves selling an investment when there is evidence of a decline in a company’s underlying business performance or industry conditions. Deterioration of fundamentals involves selling an investment when a company’s underlying business or industry fundamentals, such as revenue or earnings, weaken. Portfolio diversification refers to selling holdings to maintain balance, manage risk, and optimize returns. Strategy parameters means selling an investment based on the Advisor’s proprietary investment approach to deciding when to sell an investment based on certain predetermined metrics.

As of the date of this Prospectus, the top sector represented by the Fund’s underlying investments was financials. The Fund’s investments in various sectors may change over time.

Principal Investment Risks. As with any ETF, the value of the Fund’s investments, and therefore the value of its shares, may go down and you could lose all or a portion of your investment in the Fund. Many factors can affect those values. The factors that are most likely to have a material effect on the Fund’s portfolio as a whole are called “principal risks.” The principal risks of investing in the Fund are described in this section.

Market Risk. Market risk is the risk that the market price of securities owned by the Fund may go down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries represented in the securities markets. These factors include general domestic or foreign economic, political or financial market conditions, rates of economic growth and employment, trade and monetary policy, interest rates, inflation, and currency rates. Natural disasters, public health emergencies (including pandemics and epidemics), global conflict and war, military conflict, climate change, terrorism and other unforeseeable events that adversely affect individual companies, industries, sectors, and/or segments of the market, may lead to instability in world economies and markets and may have negative long-term effects. Any of such factors could have a materially negative impact on the value of the Fund’s shares or the liquidity of an investment and may result in increased market volatility. Financial markets also may be adversely affected by concerns regarding government debt levels, fiscal deficits, sovereign borrowing needs, and the sustainability of fiscal policies, which may contribute to increased interest rates, market volatility, reduced liquidity, or changes in investor sentiment. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value (“NAV”), the bid/ask spread on the Fund’s shares may widen and the returns on investment may fluctuate.

Style Risk. The Advisor follows an investing style that favors value investments. Value investing style may over time go in and out of favor in certain market cycles. At times when the value investing style is out of favor, the Fund's performance may be negatively impacted. Investors should be prepared to tolerate volatility in Fund returns.

Equity Securities Risk. Equity securities, both common and preferred stocks, have greater price volatility than fixed income securities. The market price of equity securities owned by the Fund may go down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting the issuer, equity securities markets generally or particular industries represented by those markets, including poor management on the part of the stock's issuer, shrinking product demand and other business risks, such as rapid technological developments or widespread adoption of emerging technologies (such as artificial intelligence).

Capitalization Risk. Investment in small and mid-cap companies may involve more risk than investing in larger, more established companies. Small and mid-cap companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. Should a product fail, or if management changes, or if there are other adverse developments, the Fund’s investment in a small or mid-cap company may lose substantial value. In addition, small and mid-cap companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Active Management Risk. The Fund is subject to active management risk because it is an actively managed investment portfolio. The Advisor invests in securities that may not necessarily be included in the Fund’s benchmark. The Advisor may misjudge the risk and/or return potential of a security. This misjudgment can result in a loss or a significant performance deviation relative to its benchmark. The Advisor does not seek to replicate the performance of any index.

Financials Sector Risk. As of the date of this Prospectus, the Fund currently invests a significant portion of its assets in companies in the financials sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. This sector can be significantly affected by changes in interest rates, the rate of corporate and consumer debt defaults, the availability and cost of borrowing and raising capital, reduced credit market liquidity, regulatory changes, price competition, bank failures and other financial crises, and general economic and market conditions. Changing interest rates could reduce the profitability of certain types of companies in the financials sector. Financial companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Significant events may have a significant negative impact on economies and financial markets worldwide, resulting in higher debt defaults, loan write-offs, and government intervention, and potentially the failure of some financial institutions, each of which would reduce investment performance of financials sector companies held by the Fund.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance,

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financial leverage and reduced demand for the issuer’s goods or services.

Foreign (Non-U.S.) Investment Risk. The Fund may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than the fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers and may suffer from increased foreign government action, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Investments in securities of foreign issuers may be subject to foreign withholding and other taxes. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or country, the Fund will have more exposure to the investment risks associated with that region or country, although the Advisor does not intend to focus on a specific geographic region or country. Foreign securities can be less liquid and more difficult to value than other securities.

Adverse political, economic or social developments, as well as U.S. and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the Fund’s investments, prevent the Fund from realizing the full value of its investments or prevent the Fund from selling securities it holds.

Financial reporting standards for companies based in foreign markets differ from those in the U.S. Additionally, foreign securities markets generally are smaller and less liquid than U.S. markets. To the extent that the Fund invests in non-U.S. dollar denominated foreign securities, changes in currency exchange rates may affect the U.S. dollar value of foreign securities or the income or gain received on these securities.

Large Shareholder Risk. To the extent that a significant portion of the Fund’s shares are held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders (e.g., by requiring the Fund to sell investments at inopportune times or causing the Fund to maintain larger-than-expected cash positions pending acquisition of investments).

ETF Structure Risk. The Fund is structured as an ETF and as a result is subject to the following special risks, including:
•Not Individually Redeemable. Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” You may incur brokerage costs purchasing enough Shares to constitute a Creation Unit.
•Trading Issues. An active trading market for the Fund’s shares may not be developed or maintained. Trading in Shares on The Nasdaq Stock Market, LLC (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.
•Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.
◦In times of market stress, market makers may step away from their role market making in the Shares of ETFs and in executing trades, which can lead to differences between the market value of Shares and an ETF’s NAV.
◦The market price of the Shares may deviate from an ETF’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Shares than an ETF’s NAV, which is reflected in the bid and ask price for Shares or in the closing price.
◦When all or a portion of an ETFs underlying securities trade in a market that is closed when the market for the Shares is open, there may be changes from the last quote of the closed market and the quote from an ETF’s domestic trading day, which could lead to differences between the market value of the Shares and an ETF’s NAV.
◦In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of an ETF’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and an ETF’s NAV.

Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. As a result, investors may pay significantly more or significantly less for Shares than the Fund’s NAV, which is reflected in the bid and ask price for Shares or in the closing price. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

New Fund Risk. The Fund is a recently organized investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision.

Performance
When the Fund has been in operation for a full calendar year, performance information will be shown in the Prospectus and will give some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by comparing the Fund’s average annual total returns with those of a broad measure of market performance and an additional index that reflects the market

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sectors in which the Fund invests. The Fund’s past performance, both before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information will be available on the Fund’s website at https://www.hwcm.com/etfs/hw-smid-cap-diversified-value-fund/performance/ or by calling the Fund toll-free at 1-866-HW-FUNDS (1-866-493-8637).

Management

Advisor. Hotchkis & Wiley Capital Management, LLC.

Portfolio Managers.

Investment team member	Primary title with Advisor	Started with the Fund
Judd Peters, CFA	Portfolio Manager	2025
Ryan Thomes, CFA	Portfolio Manager	2025

Purchase and Sale of Fund Shares. The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.

Individual Fund Shares may only be purchased and sold on the Exchange, other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.hwcm.com/etfs/hw-smid-cap-diversified-value-fund/.

Tax Information. The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are tax-exempt or you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA. Such tax-advantaged arrangements may be taxed later upon a withdrawal from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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